UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                October 26, 2007
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



        Delaware                    001-11015                  36-1169950
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)              File Number)             Identification No.)


   1850 North Central Avenue, Suite 800, Phoenix, Arizona         85004-4545
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2007, Viad Corp (the "Company") issued a press release announcing its unaudited financial results for the third quarter of 2007. A copy of the Company's press release is furnished herewith as Exhibit 99 and is incorporated by reference herein.

The information in Item 2.02 of this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99 - Press Release dated October 26, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIAD CORP
                                  (Registrant)


October 26, 2007             By:  /s/ G. Michael Latta
                                -------------------------------------------
                                   G. Michael Latta
                                   Vice President - Controller
                                   (Chief Accounting Officer and Authorized
                                   Signer)





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